SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) July 31, 2002





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Colorado                          0-19027                    84-1057605
--------------------------------------------------------------------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                        4250 Buckingham Dr. #100
                       Colorado Springs, Colorado               80907
                ----------------------------------------       --------
                (Address of principal executive offices)       Zip Code


          Registrant's telephone, including area code: (719) 531-9444


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 5: Other Information:

Simtek Corporation released the following press release dated July 30, 2002, titled "Simtek Appoints Robert Pearson to Board of Directors":

              Simtek Appoints Robert Pearson to Board of Directors

Colorado Springs, CO, July 30, 2002 -- Simtek Corporation (OTC BB: SRAM), has named Robert Pearson of Renaissance Capital to its board of directors. The appointment of Mr. Pearson, a semiconductor industry and investment veteran, brings Simtek's board to six members.

"Mr. Pearson brings tremendous experience and insight to Simtek's Board," said Douglas Mitchell, Simtek's president and CEO. "His guidance will be invaluable as we navigate the company through new product and market developments.

"I'm pleased to join the Simtek board, especially while new product developments are preparing the company to win great market advantage over the next two to three years. This should be coincident with a general market recovery," stated Mr. Pearson. "I always look forward to working with small companies that possess great potential for growth."

Robert C. Pearson, age 66, joined Renaissance Capital Group, Inc. in April 1997 and is Senior Vice President-Investments. From May 1994 to May 1997, Mr. Pearson was in independent financial management consultant primarily engaged by Renaissance. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with over $40 million in revenues. Prior to 1990, Mr. Pearson spent 25 years at Texas Instruments Incorporated where he served in several positions including Vice President-Controller and later as Vice President-Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is currently a Director of Poore Brothers, Inc., CaminoSoft, Inc., Advanced Power Technology, Inc., and Simtek Corporation, all publicly held. He is also a Director of eOriginal, Inc., a privately held company.

Simtek Corporation delivers fast re-programmable nonvolatile semiconductor memories and cost-effective FPGA to ASIC conversions. Information on Simtek products can be obtained from its web page: www.simtek.com; email: info@simtek.com; by calling (719) 531-9444; or fax (719) 531-9481. The company is headquartered in Colorado Springs, Colorado, with international sales and marketing channels. Simtek is listed under the symbol SRAM on the OTC Electronic Bulletin Board.

The funds advised by Renaissance Capital Group seek to invest in the securities of small capitalization emerging growth companies, frequently through private placements, with the objective of realizing above average rates of return.

Forward-Looking Statements

This press release  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements predicting the availability of new products during 2002 and statements predicting the Company's future growth. Such statements involve risks and uncertainties, and actual results could differ materially from the results anticipated in such forward-looking statements as a result of a number of factors, including, but not limited to, the risk of delays in the availability of new products due to technological, market or financial factors including the availability of necessary working capital, or the other factors described in the Company's most recent Form 10-KSB and Form 10-QSB filed with the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                        SIMTEK CORPORATION




July 31, 2002                           By: /s/Douglas Mitchell
                                            ------------------------------------
                                                    DOUGLAS MITCHELL
                                            Chief Executive Officer, President
                                            and Chief Financial Officer (acting)






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